                                                        Exhibit 99.5
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: BARBARA J. HOUSER
---------------------------------------------

                         UNITED STATES BANKRRTTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 21, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                               CHIEF FINANCIAL OFFICER
-----------------------------------------    -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE


DREW KEITH                                               4/22/2002
-----------------------------------------    -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:


/s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
-----------------------------------------    -----------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                          TITLE


KEVIN K. CRAIG                                           4/22/2002
-----------------------------------------    -----------------------------------
PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------

COMPARATIVE BALANCE SHEET

--------------------------------------------------------------------------------------------------
                                                          MONTH           MONTH          MONTH
                                        SCHEDULE     ---------------------------------------------
ASSETS                                   AMOUNT      JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
--------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                              $      9,001     $      9,001    $      9,001
--------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
3.    TOTAL CASH                      $          0   $      9,001     $      9,001    $      9,001
--------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)       $ 41,314,895   $ 18,429,152     $ 19,309,692    $ 19,299,926
--------------------------------------------------------------------------------------------------
5.    INVENTORY                                      $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                               $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                $     35,445   $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH  LIST)            $102,257,281   $  3,516,322        ($415,554)    ($1,517,484)
--------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS            $143,607,621   $ 21,954,475     $ 18,903,139    $ 17,791,443
--------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT     $  2,455,211   $  4,753,185     $  4,753,185    $  4,753,185
--------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                       $  3,103,505     $  3,153,646    $  3,203,787
--------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                       $  2,455,211   $  1,649,680     $  1,599,539    $  1,549,398
--------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                              $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                     $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                            $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                    $146,062,832   $ 23,604,155     $ 20,502,678    $ 19,340,841
--------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                               $    260,122     $    521,351    $    632,490
--------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                  $    238,328     $    149,041    $    223,432
--------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                  $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                              $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                   $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                            ($18,480,480)    ($19,880,162)   ($20,270,482)
--------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                    ($17,982,030)    ($19,209,770)   ($19,414,560)
--------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------
24.   SECURED DEBT                                   $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                   $    496,687   $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                  $ 78,864,376   $  5,058,160     $  5,058,160    $  5,201,675
--------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                            $  4,927,729     $  4,927,729    $  4,784,214
--------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES   $ 79,361,063   $  9,985,889     $  9,985,889    $  9,985,889
--------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES               $ 79,361,063    ($7,996,141)     ($9,223,881)    ($9,428,671)
--------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                     $ 61,741,245     $ 61,741,245    $ 61,741,245
--------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                               ($30,140,949)    ($32,014,686)   ($32,971,733)
--------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)                           $          0     $          0    $          0
--------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                    $          0   $ 31,600,296     $ 29,726,559    $ 28,769,512
--------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                  $ 79,361,063   $ 23,604,155     $ 20,502,678    $ 19,340,841
--------------------------------------------------------------------------------------------------
                                                     $          0     $          0    $          0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
INCOME STATEMENT

----------------------------------------------------------------------------------------------------
                                              MONTH           MONTH            MONTH       QUARTER
                                          ----------------------------------------------------------
REVENUES                                  JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002      TOTAL
----------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                       $ 7,984,918     $ 7,597,923     $ 9,035,519   $24,618,360
----------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS            $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
3.    NET REVENUE                          $ 7,984,918     $ 7,597,923     $ 9,035,519   $24,618,360
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.    MATERIAL                             $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                         $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                      $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD             $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                         $ 7,984,918     $ 7,597,923     $ 9,035,519   $24,618,360
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION       $    10,417     $    10,417     $    10,416   $    31,250
----------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                  $       544     $       444     $     4,387   $     5,375
----------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE             $ 1,448,011     $ 1,695,823     $ 1,784,184   $ 4,928,018
----------------------------------------------------------------------------------------------------
12.   RENT & LEASE                         $   317,684     $   302,183     $   303,171   $   923,038
----------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                  $ 8,847,358     $ 8,673,603     $ 8,499,840   $26,020,801
----------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES             $10,624,014     $10,682,470     $10,601,998   $31,908,482
----------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                     ($2,639,096)    ($3,084,547)    ($1,566,479)  ($7,290,122)
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)           ($271)       ($11,795)       ($21,791)     ($33,857)
----------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)    $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                     $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION             $    50,058     $    50,141     $    50,141   $   150,340
----------------------------------------------------------------------------------------------------
20.   AMORTIZATION                         $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                  $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES          $    49,787     $    38,346     $    28,350   $   116,483
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                    $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                    $         0     $         0     $       250   $       250
----------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                  $         0     $         0     $         0   $         0
----------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES        $         0     $         0     $       250   $       250
----------------------------------------------------------------------------------------------------
27.   INCOME TAX                           ($1,075,553)    ($1,249,157)      ($638,032)  ($2,962,742)
----------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                    ($1,613,330)    ($1,873,736)      ($957,047)  ($4,444,113)
----------------------------------------------------------------------------------------------------
                                           $          0    $           0   $         0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------------
                                           MONTH           MONTH           MONTH
CASH RECEIPTS AND                      --------------------------------------------     QUARTER
DISBURSEMENTS                          JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002      TOTAL
--------------------------------------------------------------------------------------------------
1.    CASH-BEGINNING OF MONTH           $     9,129     $     9,001     $     9,001   $      9,129
--------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------
2.    CASH SALES                        $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------
3.    PREPETITION                       $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
4.    POSTPETITION                      $ 6,624,011     $ 5,334,877     $ 6,568,592   $ 18,527,480
--------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS          $ 6,624,011     $ 5,334,877     $ 6,568,592   $ 18,527,480
--------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)    $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                    $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)               ($6,624,139)    ($5,334,877)    ($6,568,592)  ($18,527,608)
--------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS      ($6,624,139)    ($5,334,877)    ($6,568,592)  ($18,527,608)
--------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                          ($128)    $         0     $         0          ($128)
--------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE              $     9,001     $     9,001     $     9,001   $      9,001
--------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------
12.   NET PAYROLL                       $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID     $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES             $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
16.   UTILITIES                         $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
17.   INSURANCE                         $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES               $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                  $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
20.   TRAVEL                            $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                     $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE             $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
23.   SUPPLIES                          $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
24.   ADVERTISING                       $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)               $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS     $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                 $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                 $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)               $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES     $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS               $         0     $         0     $         0   $          0
--------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                           ($128)    $         0     $         0          ($128)
--------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH               $     9,001     $     9,001     $     9,001   $      9,001
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------------
                                                          MONTH           MONTH           MONTH
                                         SCHEDULE     --------------------------------------------
ACCOUNTS RECEIVABLE AGING                 AMOUNT      JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
--------------------------------------------------------------------------------------------------
1.    0-30                              $21,518,319    $10,665,912      $11,776,711    $11,761,768
--------------------------------------------------------------------------------------------------
2.    31-60                             $14,127,296    $   134,896      $   160,736    $    93,730
--------------------------------------------------------------------------------------------------
3.    61-90                             $ 2,070,404    $    37,016          ($3,273)   $    79,775
--------------------------------------------------------------------------------------------------
4.    91+                               $ 3,598,876    $ 5,549,486      $ 5,505,023    $ 5,414,694
--------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE         $41,314,895    $16,387,310      $17,439,197    $17,349,967
--------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE
--------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)         $41,314,895    $16,387,310      $17,439,197    $17,349,967
--------------------------------------------------------------------------------------------------

---------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: MARCH, 2002
------------------------------------------------------------------------------
                              0-30      31-60     61-90      91+
TAXES PAYABLE                 DAYS      DAYS      DAYS       DAYS      TOTAL
------------------------------------------------------------------------------
1.    FEDERAL               $223,432                                  $223,432
------------------------------------------------------------------------------
2.    STATE                                                           $      0
------------------------------------------------------------------------------
3.    LOCAL                                                           $      0
------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)                                             $      0
------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE   $223,432   $     0   $     0   $      0   $223,432
------------------------------------------------------------------------------

------------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE      $410,086   $41,194   $16,448   $164,762   $632,490
------------------------------------------------------------------------------
                                                                      $      0

-------------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: MARCH, 2002
-----------------------------------------------------------------------------
                            BEGINNING       AMOUNT                   ENDING
                               TAX       WITHHELD AND/    AMOUNT      TAX
FEDERAL                     LIABILITY*    OR ACCRUED       PAID     LIABILITY
-----------------------------------------------------------------------------
1.    WITHHOLDING**          $      0                               $      0
-----------------------------------------------------------------------------
2.    FICA-EMPLOYEE**        $      0                               $      0
-----------------------------------------------------------------------------
3.    FICA-EMPLOYER**        $      0                               $      0
-----------------------------------------------------------------------------
4.    UNEMPLOYMENT           $      0                               $      0
-----------------------------------------------------------------------------
5.    INCOME                 $      0                               $      0
-----------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)    $149,041      $531,281      $456,890   $223,432
-----------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES    $149,041      $531,281      $456,890   $223,432
-----------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------
8.    WITHHOLDING            $      0                               $      0
-----------------------------------------------------------------------------
9.    SALES                  $      0                               $      0
-----------------------------------------------------------------------------
10.   EXCISE                 $      0                               $      0
-----------------------------------------------------------------------------
11.   UNEMPLOYMENT           $      0                               $      0
-----------------------------------------------------------------------------
12.   REAL PROPERTY          $      0                               $      0
-----------------------------------------------------------------------------
13.   PERSONAL PROPERTY      $      0                               $      0
-----------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)    $      0                               $      0
-----------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL    $      0      $      0      $      0   $      0
-----------------------------------------------------------------------------
16.   TOTAL TAXES            $149,041      $531,281      $456,890   $223,432
-----------------------------------------------------------------------------
                                                                    $      0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: MARCH, 2002

---------------------------------------------
BANK RECONCILIATIONS
                                             Account #1       Account #2   Account #3
-----------------------------------------------------------------------------------------------
A.     BANK:                             Bank One
-------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                           1559691298
-------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                   Operations Account                              TOTAL
-----------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT               $    0                                   $    0
-----------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED         $    0                                   $    0
-----------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS             $    0                                   $    0
-----------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                  $3,251                                   $3,251
-----------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS              $3,251             $0           $0       $3,251
-----------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------

---------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------
                                              DATE OF          TYPE OF      PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE        INSTRUMENT     PRICE       VALUE
-----------------------------------------------------------------------------------------------
7.    N/A
-----------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                        $0       $    0
-----------------------------------------------------------------------------------------------

-------------------------------------
CASH
-----------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                  $5,750
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                         $9,001
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: MARCH, 2002

---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------
                              INSIDERS
----------------------------------------------------
                       TYPE OF   MOUNT    TOTAL PAID
       NAME            PAYMENT   PAID      TO DATE
----------------------------------------------------
1.    Toby Skaar        Salary   10,416    $369,414
----------------------------------------------------
2.
----------------------------------------------------
3.
----------------------------------------------------
4.
----------------------------------------------------
5.
----------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                10,416    $369,414
----------------------------------------------------

----------------------------------------------------------------------------------
                                    PROFESSIONALS
----------------------------------------------------------------------------------
                     DATE OF COURT                                        TOTAL
                   ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
NAME                    PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
----------------------------------------------------------------------------------
1.    SEE KITTY HAWK, INC. MOR - CASE#
      00-42141-BJH-11
----------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                    $0        $0         $0           $0
----------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                     SCHEDULED   AMOUNTS
                                                      MONTHLY      PAID        TOTAL
                                                      PAYMENTS    DURING      UNPAID
              NAME OF CREDITOR                          DUE       MONTH    POSTPETITION
---------------------------------------------------------------------------------------
1.    National City Bank & Ft Wayne - Allen County    $184,377   $15,602     $506,325
---------------------------------------------------------------------------------------
2.    Ridgely - City of Philadelphia - PHL            $ 26,274   $26,274     $      0
---------------------------------------------------------------------------------------
3.    Continental Airlines - EWR                      $ 21,762   $21,762     $      0
---------------------------------------------------------------------------------------
4.    City of Los Angeles - LAX                       $  6,019   $ 6,019     $      0
---------------------------------------------------------------------------------------
5.    Airport Group Int'l - ATL                       $ 11,200   $11,200     $      0
---------------------------------------------------------------------------------------
6.    TOTAL                                           $249,632   $80,857     $506,325
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL  BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: MARCH, 2002

-------------------------------------
QUESTIONNAIRE

-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE               X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                 X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR          X
      LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES         X
      THIS REPORTING PERIOD?
-----------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE               X
      DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                   X
-----------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES             X
      PAST DUE?
-----------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?               X
-----------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                     X
-----------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                 X
      DELINQUENT?
-----------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                X
      REPORTING PERIOD?
-----------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                X
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------
INSURANCE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER    X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-----------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------
    TYPE OF                                                      PAYMENT AMOUNT
     POLICY                           CARRIER   PERIOD COVERED    & FREQUENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------
CASE NAME: Kitty Hawk Cargo, Inc.                       FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           ACCRUAL BASIS
---------------------------------------------

                                                        MONTH:    MARCH, 2002

--------------------------------------------------------------------------------------------------------
ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                          FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      6                    All Professional fees related to the Reorganization of the
--------------------------------------------------------------------------------------------------------
                              Company are disbursed out of Kitty Hawk, Inc. (Parent
--------------------------------------------------------------------------------------------------------
                              Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      7                    All insurance plans related to the Company are carried
--------------------------------------------------------------------------------------------------------
                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
--------------------------------------------------------------------------------------------------------
                              400-42141.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      3            3       The current general ledger system is not able to provide a detail of
--------------------------------------------------------------------------------------------------------
                              customer cash receipts segregated by prepetion accounts receivable
--------------------------------------------------------------------------------------------------------
                              and post petition accounts receivable. Therefore, cash receipts
--------------------------------------------------------------------------------------------------------
                              is provided in total for the month.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      3            8       All cash received into the Company cash accounts is swept
--------------------------------------------------------------------------------------------------------
                              each night to Kitty Hawk, Inc. Master Account (see Case
--------------------------------------------------------------------------------------------------------
                              #400-42141).
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      3           31       All disbursements (either by wire transfer or check), including payroll are
--------------------------------------------------------------------------------------------------------
                              disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------------------------------
                              account.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      4            6       All assessment of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------
                              at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
--------------------------------------------------------------------------------------------------------
                              are recorded at Inc. and pushed down to Inc.'s subsidiaries
--------------------------------------------------------------------------------------------------------
                              as deemed necessary.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      4            7       The A/R aging does not reconcile to the general ledger due to historical
--------------------------------------------------------------------------------------------------------
                              system problems. In addition, A/R aging is for Trade A/R only.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      4            6       Accounts payable on the aging are in the 60 and 90 day categories due to wire
--------------------------------------------------------------------------------------------------------
                              transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
--------------------------------------------------------------------------------------------------------
                              aging and invoices on Kitty Hawk Cargo Aging. Company is working on
--------------------------------------------------------------------------------------------------------
                              clearing these items.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      4            1       Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
--------------------------------------------------------------------------------------------------------
                              Aircargo's payroll in January, 2001 (case #00-42142-BJH-11)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      6         Insiders   Payments to insiders include a portion of the Court approved retention
--------------------------------------------------------------------------------------------------------
                              payments in the month of January.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      6          Leases    EWR station & Lessor was changed to Continental; ATL rent paid 8/30, G/L 9/01
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
      6          Leases    FWA Building Rent Deferred By Agreement with National City Bank
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                  MARCH, 2002

ACCRUAL BASIS-1

8.  OTHER (ATTACH LIST)                                $ (1,517,484)  Reported
                                                       ------------
       Net of all I/C Accts Receivable/Payable           (4,211,554)
       Intangibles - Other                                  154,458
       Note Receivable - AFL                              2,226,164
       Pre-Paid Insurance                                        --
       Pre-Paid Misc                                         10,000
       Deposits                                             303,448
                                                       ------------
                                                         (1,517,484)  Detail
                                                       ------------
                                                                 --   Difference
                                                       ------------

22. OTHER (ATTACH  LIST)                               $(20,270,482)  Reported
                                                       ------------
       Accrued Liabilities                                1,795,890
       Accrued Salaries & PR Taxes                               --
       Less: FET Taxes Payable (Line 18)                   (223,432)
       Post-petition Fed Inc Tax                        (21,842,940)
                                                       ------------
          *** FET recorded in Taxes Payable             (20,270,482)  Detail
                                                       ------------
                                                                 --   Difference
                                                       ------------

27. OTHER (ATTACH LIST)                                $  4,784,214   Reported
                                                       ------------
       Pre-petition Fed Inc Tax                           4,018,643
       Pre-petition Deposits                                479,840
       Pre-petition Taxes Other                                  --
       Pre-petition Accrued Liabilities                     285,731

                                                       ------------
                                                          4,784,214   Detail
                                                       ------------
                                                                 --   Difference
                                                       ------------

ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                                $  8,499,840   Reported
                                                       ------------
         Aircraft Costs                                     390,868
         I/C Aircraft Costs (KHA)                         3,878,191
         KHC Ground Handling (Operations Payroll)           806,445
         Outstation Ground Handling                       1,001,806
         Trucking Costs                                     365,252
         Fuel                                             1,962,743
         Contract Labor                                          --
         Other                                               94,535

                                                       ------------
                                                          8,499,840   Detail
                                                       ------------
                                                                 --   Difference

16  NON-OPERATING INCOME (ATTACH  LIST)                    ($21,791)  Reported
                                                       ------------
       Interest Income                                      (21,791)  Detail
                                                       ------------
                                                                 --   Difference
                                                       ------------

17  OTHER (ATTACH LIST)                                $          0   Reported
                                                       ------------
       Gain/Loss on Sale of Assets                               --   Detail
                                                       ------------
                                                                 --   Difference
                                                       ------------

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                  (6,568,592)  Reported
                                                       ------------
       Transfer to Inc - all money sweeps                (6,568,592)  Detail
          to KH Inc. Case #400-42141                             --   Difference
                                                       ------------

ACCRUAL BASIS-4

6.  OTHER (ATTACH  LIST)                                    223,432   Reported
                                                       ------------
       FET (720) 02/16-28/02 Pd 03/05                      (195,053)
       FET (720) 03/01-15/02 Pd 03/20                       261,838
       FET (720) Refunds - Reconciling Items Fuel Cr        (62,810)
       FET (720) Refunds - Reconciling Item Surf Air        (49,986)

       FET (720) 03/16-31/02                                269,443   --

                                                       ------------
                                                            223,432   Detail
                                                       ------------
                                                                 --   Difference
                                                       ------------